REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 10, 2021 by and between BioVie Inc., a Nevada corporation (the “Company”), and Acuitas Group Holdings, LLC, a California limited liability company (“Acuitas”). The Company and Acuitas are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.”

WHEREAS, this Agreement is made in connection with the transactions (the “Transactions”) contemplated by the Asset Purchase Agreement, dated as of April 27, 2021 (the “Asset Purchase Agreement”), by and among the Company, NeurMedix, Inc., a Delaware corporation (“NeurMedix”), and Acuitas, solely for purposes of Section 10.16 of the Asset Purchase Agreement; and

WHEREAS, provided that the Transactions are consummated, and in consideration of the mutual benefits to be derived from such Transaction, the Company and Acuitas hereto desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1          Definitions. As used in and for purposes of this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly through one or more entities, controls or is controlled by, or is under common control with, such specified Person. As used herein, “controls”, “control” and “controlled” means the possession, direct or indirect, of the power to direct the management and policies of a Person, whether through the ownership of the voting interests of such Person, through contract or otherwise. For purposes of this Agreement, none of NeurMedix, NeurMedix, LLC or Acuitas shall be considered “Affiliates” of the Company.

“Agreement” has the meaning given to such term in the preamble to this Agreement.

“Asset Purchase Agreement” has the meaning given to such term in the recitals of this Agreement.

“Commission” has the meaning given to such term in Section 1.2.

“Common Stock” means the Class A common stock of the Company, par value $0.0001 per share.

“Company” has the meaning given to such term in the preamble to this Agreement.

“Effectiveness Period” has the meaning given to such term in Section 2.1.

“Equity Security” has the meaning ascribed to such term in Rule 405 under the Securities Act, and in any event includes any security having the attendant right to vote for directors or similar representatives.

“Exchange Act” has the meaning given to such term in Section 2.8(a).

“Holdback Period” has the meaning given to such term in Section 2.11.

“Holder” means Acuitas or, following the assignment of Acuitas’ rights and obligations under this Agreement pursuant to Section 2.10, Acuitas’ successor or assign hereunder.

“Included Registrable Securities” has the meaning given to such term in Section 2.3(a).

“Losses” has the meaning given to such term in Section 2.8(a).

“Managing Underwriter(s)” means, with respect to any Underwritten Offering, the book-running lead manager(s) of such Underwritten Offering.

“Notice” has the meaning given to such term in Section 2.1.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, trust, union, association, court, tribunal, agency, government, department, commission, self-regulatory organization, arbitrator, board, bureau, instrumentality, governmental authority or other entity, enterprise, authority or business organization.

“Registrable Securities” means the shares of Common Stock issued or issuable pursuant to the Asset Purchase Agreement.

“Registration Expenses” means all expenses (other than Selling Expenses) incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 2.1 and/or in connection with an Underwritten Offering pursuant to Section 2.2(a) or Section 2.3(a), and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and securities exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, expenses incurred in connection with any road show, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

“Registration Statement” has the meaning given to such term in Section 2.1.

“Securities Act” has the meaning given to such term in Section 1.2.

“Selling Expenses” means all underwriting fees, discounts and selling commissions applicable to the sale of Registrable Securities.

“Shelf Registration Statement” has the meaning given to such term in Section 2.1.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

“Transaction” has the meaning given to such term in the recitals of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Registrable Securities are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

Section 1. 2          Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) at the time a Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the “Commission”), or otherwise has become effective, and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (b) at the time such Registrable Security has been disposed of pursuant to Rule 144 (or any similar provision then in effect under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”)); (c) if such Registrable Security is held by the Company; or (d) at the time such Registrable Security has been sold in a private transaction in which the Holder’s rights under this Agreement are not assigned to the recipient of such securities.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1          Demand Registration. Upon the written request (a “Notice”) by the Holder, the Company shall file with the Commission, as soon as reasonably practicable, but in no event more than 30 days following the receipt of the Notice, a registration statement (each, a “Registration Statement”) under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holder, be a registration statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holder (a “Shelf Registration Statement”)). The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holder. To the extent the initial Registration Statement is not made on Form S-3, the Company shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Registration Statement on Form S-3 to replace the initial Registration Statement and use its best efforts to cause such subsequent Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2.1 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holder until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Holder shall be limited to two demand registrations under this Section 2.1 in any twelve-month period (provided, however, that there shall be no limit on the number of Shelf Registration Statements that may be required by the Holder hereunder), and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company; provided, further, that no demand registration under this Section 2.1 shall be deemed to have occurred for purposes of this sentence if the Registration Statement relating thereto (a) does not become effective within 180 days of the date first filed with the Commission, (b) is not maintained effective for the Effectiveness Period required under this Section 2.1 or (c) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the Commission during such period.

Section 2.2          Underwritten Offerings.

(a) Request for Underwritten Offering. Subject to Section 2.2(b), in the event that the Holder elects to dispose of Registrable Securities pursuant to an Underwritten Offering, the Company shall, upon written request by the Holder, retain underwriters in order to permit the Holder to effect such sale through an Underwritten Offering. The obligation of the Company to retain underwriters shall include entering into an underwriting agreement in customary form with the Managing Underwriter(s), which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.8 and taking all reasonable actions as are requested by the Managing Underwriter(s) to expedite or facilitate the disposition of such Registrable Securities. The Company shall, upon request of the Holder, cause its management to participate in a roadshow or similar marketing effort on behalf of the Holder.

(b) Limitation on Underwritten Offerings. In no event shall the Company be required under Section 2.2(a) to participate in more than three Underwritten Offerings requested by the Holder in any twelve-month period.

(c) General Procedures. In connection with any Underwritten Offering under this Agreement, the Holder shall be entitled, subject to the Company’s consent (which is not to be unreasonably withheld, conditioned or delayed), to select the Managing Underwriter(s). In connection with any Underwritten Offering under this Agreement, the Holder and the Company shall be obligated to enter into an underwriting agreement that contains such representations and warranties, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. The Holder may not participate in such Underwritten Offering unless the Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. The Holder may, at its option, require that (i) any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for the Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the Holder’s obligations, and (ii) the Company deliver such documents and certificates as may be reasonably requested by the Holder, its counsel or the Managing Underwriter(s) to evidence the continued validity of the representations and warranties made by the Company pursuant to this Section 2.2(c) and to evidence compliance with any customary conditions contained in such underwriting agreement. If the Holder disapproves of the terms of an underwriting, the Holder may elect to withdraw from the Underwritten Offering by notice to the Company and the Managing Underwriter(s); provided, however, that such withdrawal must be made at a time prior to the time of pricing of such Underwritten Offering. No such withdrawal shall affect the Company’s obligation to pay Registration Expenses.

Section 2.3          Piggyback Rights.

(a) Participation. If the Company proposes to file (i) a registration statement or (ii) a prospectus supplement to an effective shelf registration statement and the Holder may be included in the offering to which such prospectus supplement relates without the filing of a post-effective amendment to such shelf registration statement, in each case, for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Company to prepare the documents to be used in connection with such Underwritten Offering, the Company shall give prompt notice (including notification by electronic mail) of such proposed Underwritten Offering to the Holder and such notice shall offer the Holder the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as the Holder may request in writing. Subject to Section 2.3(b), the Company shall include in such Underwritten Offering all included Registrable Securities with respect to which the Company has received requests within five (5) Business Days (or one (1) Business Day in connection with a “bought deal” or an “overnight” Underwritten Offering) after the Company’s notice has been delivered in accordance with Section 3.1. If no written request for inclusion from the Holder is received within the specified time, the Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Holder and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. The Holder shall have the right to withdraw the Holder’s request for inclusion of the Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal at or prior to the time of pricing of such Underwritten Offering.

(b) Priority of Registration. If the Managing Underwriter(s) of any proposed Underwritten Offering advises the Company in writing that in its reasonable view the total amount of Registrable Securities that the Holder and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect in any material respect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the total number of shares of Common Stock to be included in such Underwritten Offering shall be reduced to such number of shares of Common Stock that such Managing Underwriter(s) advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company, unless the Holder initiates the Underwritten Offering, in which case it shall be first allocated to the Holder, and (ii) second, to the Holder (or to the Company, if the Holder initiates the Underwritten Offering).

Section 2.4          Delay Rights. If the Company’s board of directors determines that that the filing of a Registration Statement with respect to Registrable Securities pursuant to Section 2.1 would be materially detrimental to the Company and its shareholders because such registration would (a) materially interfere with a significant acquisition, reorganization, financing or other similar transaction involving the Company, (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (c) render the Company unable to comply with applicable securities laws, then the Company shall have the right to postpone compliance with its obligations under this Article II with respect to such Registration Statement for a period of not more than three months, provided, that such right pursuant to this Section 2.4 may not be utilized more than twice in any twelve-month period; and provided, further, that the Company shall at all times use its reasonable best efforts to cause any Registration Statement required under Section 2.1 to be filed as soon as possible. The Company shall promptly give the Holder written notice of any postponement made in accordance with this Section 2.4.

Section 2.5          Sale Procedures. In connection with its obligations under this Article II, the Company will, as expeditiously as reasonably practicable:

(a) prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering and the Managing Underwriter(s) notifies the Company in writing that, in the sole judgment of such Managing Underwriter(s), inclusion of detailed information in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, use its commercially reasonable efforts to include such information in such prospectus supplement;

(c) furnish to the Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide the Holder the opportunity to object to any information pertaining to the Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by the Holder with respect to such information prior to filing a Registration Statement or supplement or amendment thereto, and (ii) such number of copies of such Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions as the Holder or, in the case of an Underwritten Offering, the Managing Underwriter(s), shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject;

(e) promptly notify the Holder and each underwriter, at any time when a prospectus is required to be delivered under the Securities Act, of (i) the filing of a Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to a Registration Statement or any prospectus or prospectus supplement thereto;

(f) immediately notify the Holder and each underwriter, at any time when a prospectus is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (in the case of the prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g) upon request and subject to appropriate confidentiality obligations, furnish to the Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to any offering of Registrable Securities;

(h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Company dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering (to the extent available) and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each such opinion and “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Company or its predecessors and such other matters as such underwriters and the Holder may reasonably request;

(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j) make available to the appropriate representatives of the Managing Underwriter(s) and the Holder access to such information and Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

(k) cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder to consummate the disposition of the Registrable Securities;

(m) provide a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such registration statement; and

(n) enter into customary agreements and take such other actions as are reasonably requested by the Holder or the underwriters, if any, in order to expedite or facilitate the disposition of the Registrable Securities.

Except to the extent required by applicable law, the Company shall not file any Registration Statement with respect to any Registrable Securities, or any prospectus used in connection therewith, and shall not file or make any amendment to any such Registration Statement or any amendment of or supplement to any such prospectus, that refers to the Holder covered thereby by name, or otherwise identifies the Holder as the holder of any securities of the Company, without the consent of the Holder, such consent not to be unreasonably withheld, conditioned or delayed, unless and to the extent such disclosure is required by law or regulation, in which case the Company shall provide written notice to the Holder no less than two (2) Business Days prior to the filing of such Registration Statement or any amendment to any such Registration Statement or any prospectus used in connection therewith or any amendment of or supplement to any such Prospectus.

The Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 2.5, shall forthwith discontinue disposition of the Registrable Securities by means of a prospectus or prospectus supplement until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.5 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus.

Section 2.6          Cooperation by Holder. The Company shall have no obligation to include in a Registration Statement, or in an Underwritten Offering pursuant to Section 2.2(a), Registrable Securities of the Holder, if the Holder has failed to timely furnish such information that, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.7          Expenses.

(a) The Company will pay all reasonable Registration Expenses, including in the case of an Underwritten Offering, regardless of whether any sale is made in such Underwritten Offering. The Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder

(b) In connection with each Underwritten Offering, the Company shall reimburse the Holder for the reasonable fees and disbursements of one counsel chosen by the Holder and reasonable disbursements of each additional counsel reasonably retained by the Holder for the purpose of rendering a legal opinion to the underwriter(s) on behalf of the Holder in connection with any Underwritten Offering.

Section 2.8          Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holder, its directors, officers, employees and agents, and each Person, if any, who controls the Holder within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and its directors, officers, employees or agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which the Holder, director, officer, employee, agent or controlling Person thereof may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus or any Written Testing-the-Waters Communication, in the light of the circumstances under which such statement is made) contained in any Written Testing-the-Waters Communication, a Registration Statement, any preliminary prospectus or prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or any Written Testing-the-Waters Communication, in the light of the circumstances under which they were made) not misleading, and will reimburse the Holder, its directors, officers, employees and agents, and each such controlling Person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings as such expenses are incurred; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder, its directors, officers, employees and agents or such controlling Person in writing specifically for use in any Written Testing-the-Waters Communication, a Registration Statement, any preliminary prospectus or prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such directors, officers, employees agents or controlling Person, and shall survive the transfer of such securities by the Holder.

(b) By the Holder. The Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Company to the Holder, but only with respect to information regarding the Holder furnished in writing by or on behalf of the Holder expressly for inclusion in any Written Testing-the-Waters Communication, a Registration Statement, any preliminary prospectus or prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof.

(c) Notice. Promptly after receipt by the indemnified party hereunder of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In any action brought against any indemnified party, the indemnified party shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section 2.8 for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 2.8 is held by a court or government agency of competent jurisdiction to be unavailable to the indemnified party or is insufficient to hold them harmless in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by the indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.9          Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act at all times from and after the date hereof; and

(c) so long as the Holder owns any Registrable Securities, unless otherwise available via the Commission’s EDGAR system, furnish to the Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

Section 2.10          Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holder by the Company under this Article II may be transferred or assigned by the Holder to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that (a) unless such transferee or assignee is an Affiliate of Acuitas, each such transferee or assignee holds Registrable Securities representing at least five percent (5%) of the then-outstanding Registrable Securities (subject to adjustment pursuant to Section 3.4), (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee agrees to be bound by this Agreement.

Section 2.11          Restrictions on Public Sale by the Holder of Registrable Securities. In connection with an Underwritten Offering, if requested by the Managing Underwriter(s), the Holder agrees to enter into a customary letter agreement with such underwriters providing that the Holder will not effect any public sale or distribution of the Registrable Securities during the 90 calendar day period beginning on the date of a prospectus or prospectus supplement filed by the Company with the Commission with respect to the pricing of such Underwritten Offering (the “Holdback Period”), provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Company or the officers, directors or any other stockholder of the Company on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.11 shall not apply to any Registrable Securities that are included in such Underwritten Offering by the Holder. If any registration pursuant to Section 2.1 shall be in connection with any Underwritten Offering, during the Holdback Period, the Company will not effect any public sale or distribution of any shares of Common Stock (or any securities convertible into or exchangeable or exercisable for shares of Common Stock) (other than a registration statement (x) on Form S 4, Form S 8 or any successor forms thereto or (y) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account.

ARTICLE III
MISCELLANEOUS

Section 3.1          Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)       If to the Company:

BioVie Inc.
2120 Colorado Avenue, Suite 230
Santa Monica, CA 90404
Attention: Corporate Secretary

(b)       If to the Holder:

Acuitas Group Holdings, LLC
2120 Colorado Avenue, Suite 230
Santa Monica, CA 90404
Attention: Chairman

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.2          Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the Parties, including subsequent holders of Registrable Securities to the extent permitted herein.

Section 3.3          Assignment of Rights. All or any portion of the rights and obligations of the Holder under this Agreement may be transferred or assigned by the Holder in accordance with Section 2.10 hereof.

Section 3.4          Recapitalization, Exchanges, Etc. Affecting the Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Company, its subsidiaries, or any successor or assign of the Company or its subsidiaries (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations, pro rata distributions and the like occurring after the date of this Agreement.

Section 3.5          Specific Performance. Damages in the event of a breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each party, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such party from pursuing any other rights and remedies at law or in equity that such party may have.

Section 3.6          Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 3.7          Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8          Governing Law. The laws of the State of Delaware shall govern this Agreement.

Section 3.9          Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.10        Scope of Agreement. This Agreement is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

Section 3.11        Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Holder or any subsequent holder of a majority of the then-outstanding Registrable Securities.

Section 3.12        Termination. This Agreement shall terminate at such time as there are no Registrable Securities outstanding.

Section 3.13        No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14        Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.15        Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Company and the Holder shall have any obligation hereunder and that, notwithstanding that the Holder may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holder under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of the Holder hereunder.

Section 3.16        Interpretation. All references to “Articles” and “Sections” shall be deemed to be references to Articles and Sections of this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by the Holder under this Agreement, such action shall be in the Holder’s sole discretion unless otherwise specified.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

ACUITAS GROUP HOLDINGS, LLC

By:	/s/ Terren S. Peizer
Name:	Terren S. Peizer
Title:	Chairman

BIOVIE INC.

By:	/s/ Cuong V. Do
Name:	Cuong V. Do
Title:	President and CEO

[Signature Page to Registration Rights Agreement]